THE
PRUDENTIAL
MEDLEY PROGRAM




[GRAPHIC OMITTED]








SEMI-ANNUAL REPORT TO
PARTICIPANTS


JUNE 30, 2000












                                           [LOGO]   PRUDENTIAL
                                                    THE PRUDENTIAL INSURANCE
                                                    COMPANY OF AMERICA
                                                    751 BROAD STREET
                                                    NEWARK, NJ 07102-3777


                                                    PRUCO LIFE INSURANCE COMPANY
                                                    213 WASHINGTON STREET
                                                    NEWARK, NJ  07102-2992





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


================================================================================

                          THE PRUDENTIAL MEDLEY PROGRAM

                 Average Annual Total Return as of June 30, 2000

                                        Six       One      Five      Ten      Inception
                                     Months(6)    Year     year      year       Date
                                     ---------    ----     ----      ----     ---------
VCA-10 CAPITAL GROWTH ACCOUNT

Without Sales Charge(1)                -0.41%    -9.43%   12.48%    12.89%      8/82
With Maximum Sales Charge(2)           -7.65%   -15.67%   12.07%    12.80%      8/82

VCA-11 MONEY MARKET ACCOUNT(3)

Without Sales Charge(1)                 2.64%     4.98%    4.79%     4.50%      8/82
With Maximum Sales Charge(2)           -4.48%    -1.13%    4.36%     4.43%      8/82
The current seven-day yield on
  June 30, 2000 was 5.78%

VCA-24(4)

WITHOUT SALES CHARGE(1)
Diversified Bond Account                2.45%     3.01%    5.16%     6.97%      5/83
Government Income Account               4.04%     3.56%    5.01%     6.61%      5/89
Conservative Balanced Account           0.96%     3.14%    9.66%     9.23%      5/83
Flexible Managed Account                0.23%     0.99%    11.3%    10.79%      5/83
Stock Index Account(5)                 -0.91%     6.16%   22.48%    16.49%     10/87
Equity Account                         -5.85%    -8.65%   13.23%    13.54%      5/83
Global Account                         -1.35%    32.78%   18.90%    12.63%      9/88

WITH MAXIMUM SALES CHARGE(2)
Diversified Bond Account               -4.56%    -3.01%    4.82%     6.96%      5/83
Government Income Account              -2.96%    -2.45%    4.68%     6.61%      5/89
Conservative Balanced Account          -6.09%    -2.90%    9.35%     9.21%      5/83
Flexible Managed Account               -6.82%    -5.06%   11.00%    10.77%      5/83
Stock Index Account(5)                 -7.97%     0.11%   22.27%    16.47%     10/87
Equity Account                        -13.01%   -14.81%   12.89%    13.49%      5/83
Global Account                         -8.35%    26.77%   18.70%    12.63%      9/88


These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source:
     Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3) For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they became part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

(6)  Six month returns are not annualized.


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TABLE OF CONTENTS
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I   Letter to Medley Participants .......................................     3
    Market Commentary ...................................................     4
II  VCA-10 Capital Growth Account .......................................     8
    Financial Statements ................................................    10
III VCA-11 Money Market Account .........................................    17
    Financial Statements ................................................    19
IV  The Prudential Series Fund, Inc. VCA-24 .............................    26
    Diversified Bond Portfolio ..........................................    27
    Government Income Portfolio .........................................    29
    Conservative Balanced Portfolio .....................................    31
    Flexible Managed Portfolio...........................................    33
    Stock Index Portfolio ...............................................    35
    Equity Portfolio ....................................................    37
    Global Portfolio.....................................................    39
V   The Prudential Series Fund, Inc.
    Financial Statements ................................................    A1
    Schedule of Investments..............................................    B1
    Notes to Financial Statements........................................    C1
    Financial Highlights ................................................    D1
    Report of Independent Accountants....................................    E1

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 1999, please call the telephone number on the back of this report.










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LETTER TO CONTRACT OWNERS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000



CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."



DEAR CONTRACT OWNER:

This Semiannual Report reviews the investment strategies and performance of the portfolios in your variable life insurance or variable annuity contract available through Prudential.

LOOKING BACK
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was underway, and its impact was felt across the global marketplace.

MAINTAIN A LONG-TERM OUTLOOK
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill-advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

DIVERSIFICATION IS KEY
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments. And take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

RELY ON YOUR FINANCIAL PROFESSIONAL
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.


Sincerely,


/s/ John R. Strangfeld


John R. Strangfeld
Chairman,
The Prudential Series Fund, Inc.                                   July 17, 2000

EQUITY COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the see saw like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks--basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with midcap growth stocks the only equity market capitalization range with strong returns.

Performance of Key Stock Market Indexes
Through June 30, 2000

[GRAPH]

         S&P/      S&P/       Russel    Russell     MSCI       MSCI      MSCI
  S&P    BARRA     BARRA      2000      2000      World Free   Europe    Japan
  500    Value     Growth     Value     Growth     Index*      Index*    Index*

-0.43%   -4.07%     2.63%     5.85%      1.23%      -2.56%      -3.08%   -5.37%

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.


*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

IFS-200001-A050472

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EQUITY OUTLOOK
--------------------------------------------------------------------------------
June 30, 2000


Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

NOTE: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.


Performance of U.S. Market Sectors Through June 30, 2000

Year to Date


[GRAPH]

                     Capital               Communication     Basic      Consumer                Consumer
Technology   Energy   Goods    Utilities    Services       Materials   Cyclicals   Healthcare   Staples   Financials  Transportation

  3.0%        4.7%    -1.2%      15.3%       -15.1%         -24.8%      -18.9%       23.7%        -2.4%     -0.5%        5.0%


S&P 500 Index Sector Weightings

[GRAPH]

Technology 32.8%
Financials 12.7%
Healthcare 11.6%
Consumer Staples 10.3%
Consumer Cyclicals 7.4%
Capital Goods 8.0%
Communication Services 6.8%
Energy 5.4%
Basic Materials 1.9%
Utilities 2.5%
Transportation 0.6%


Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-200001-A050472

BOND COMMENTARY
--------------------------------------------------------------------------------
June 30, 2000


A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

Performance of Fixed-Income Market Indexes Through June 30, 2000


      Global            U.S. Mortgage-    Emerging                    U.S. Aggregate    U.S. Corp.                    U.S. Corporate
(U.S. dollar) Index   Backed Securities   Markets   U.S. Treasuries     Index        Invest. Grade   U.S. Municipals   High Yield
       -0.08%                3.67%         7.59%         5.37%            3.99%          2.68%            4.48%           -1.21%


Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


IFS-200001-A050472

BOND OUTLOOK 2000
--------------------------------------------------------------------------------
June 30, 2000

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------

The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles. Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

IFS-200001-A050472

                         VCA-10 Capital Growth Account

June 30, 2000

INVESTMENT GOAL
Long term growth of capital.

TYPES OF INVESTMENTS
Primarily stocks of a diversified group of major established companies in a variety of industries.

INVESTMENT STYLE
This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


                                    [Chart]


1 The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance can-not guarantee comparable future results.
     Source: Lipper.

     Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

2 The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

3 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

4    Six month returns are not annualized.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns
  Through June 30, 2000(4)   Six Months   1-Year   3-Year   5-Year   10-Year
--------------------------   ----------   ------   ------   ------   -------
Capital Growth Account(1)      -0.41      -9.43%    3.63%   12.48%    12.89%
S&P 500(2)                     -0.43       7.24%   19.67%   23.80%    17.79%
Lipper Multi-Cap Value
  Funds Average(3)             -0.47      -3.99%    7.78%   14.20%    12.90%
--------------------------------------------------------------------------------
VCA-10 Capital Growth Account inception date: 8/82.

During the first half of 2000, the restructuring
(see Strategy Session for details) of your Account progressed, bringing its industry profile closer to that of the S&P 500. As a result, the Account was able to provide a return in line with both the S&P 500 Index and the Lipper Multi-Cap Value Fund Average, (-0.41%, -0.43%, and -0.47%, respectively) through a very volatile market. Although technology stocks were still underrepresented in the Account, the excellent returns on those it did hold more than compensated for the underweighting. In addition, it had a strong focus on energy stocks, which had excellent returns, on average. Its healthcare holdings also added substantially to its performance. The Account's focus on industrial stocks was considerably reduced, but its position was still somewhat overweighted compared with the overall market, and these stocks lost ground.

Performance Review
--------------------------------------------------------------------------------

TECHNOLOGY AND TELECOMMUNICATIONS MIXED We were able to add to the Account's technology holdings after these stocks had come down somewhat in price. Two of our semiconductor companies, Micron Technology and National Semiconductor, had excellent returns, helped by strong demand for computer chips. Hewlett-Packard and Harris (a telecommunications equipment company) also contributed to our strong technology performance. We fared less well in the software and services group, including Unisys, Computer Associates International and Electronic Data Systems. This sector underwent a sharp decline. So did the telecommunications services sector, which corrected sharply from gains in 1999. Loral Space and Communications (satellite wireless) and Alltel were among our worst performers.

WE FARED BEST IN ENERGY We also substantially increased our energy holdings at a n advantageous time. We anticipated the tight oil and natural gas markets, overweighting energy exploration and natural gas pipelines companies. These energy-related firms--notably Devon Energy, Baker Hughes, Coastal, and PECO--made substantial contributions to our return.

BASIC MATERIALS DROPPED Our paper companies and aluminum stocks had a strong rally early in 1999, but they started to drop in price when the Federal Reserve began to raise interest rates and continued to fall in 2000. The performance of basic materials stocks is strongly linked to economic cycles, and investors feared that rising interest rates would choke off economic growth. Our shares of Georgia-Pacific, Mead, and Alcoa declined.

Strategy Session
--------------------------------------------------------------------------------

WE ARE GIVING GREATER WEIGHT TO GROWTH POTENTIAL. During the fourth quarter of 1999, a new team of portfolio managers took over management of the Account. They will continue to manage it in a value style, but they will give greater consideration to a company's capacity for long-term earnings growth. Nonetheless, they expect the Account to benefit when today's huge disparities in measures of value move closer to historical levels. For example, the price to earnings ratio (P/E) of stocks in the Standard and Poor's 500/ Barra Growth Index on July 31 was 2.6 times that of those in the Barra Value Index, compared with only 1.5 times five years ago. (The difference in P/E was 29.7 in 2000 versus 7.0 in 1995.

The Account will be kept much closer to the economic sector weights of the S&P 500 than it has been in the past. Moreover, it will tend to own large-capitalization companies like those that make up the S&P 500. However, within these limits, the account will favor stocks that the managers believe to be underpriced for their capacity for earnings growth, their cash flow, and their assets.


Outlook
--------------------------------------------------------------------------------

"We are changing the management style of the Account somewhat. It will still be a value style, which has an excellent long-term history, but it will not be so tightly focused on the price of a share. We will take into account a company's historical earnings growth rate and its potential for further growth as well. As the market swings from favoring one investment style to another, these changes should reduce the volatility of the Account's return.

"The advantage that growth-style investing has had over the past few years has been unprecedented. In 2000, many excellent growth stocks have had major corrections (price declines), creating opportunities to build our growth holdings at bargain prices."


PORTFOLIO COMPOSITION
  Cash                         0.67%
  Utility                     12.84%
  Energy                      10.48%
  Consumer Cyclical            2.59%
  Consumer Growth             23.44%
  Technology                  21.99%
  Finance                     16.11%
  Industrial                  11.88%

Source: Prudential. Holdings are subject to change.

TOP TEN HOLDINGS
  Coastal Corp                  2.7%
  Eastman Kodak Co.             2.5%
  Micron Tech Inc               2.4%
  Baker Hughes                  2.4%
  Unitedhealth Group            2.3%
  Royal Dutch                   2.1%
  Lockheed Martin Corp.         2.1%
  Convergys Corp.               2.0%
  Peco Energy Co.               2.0%
  Mediaone Group Inc.           2.0%

Source: Prudential. Holdings are subject to change.



                        FINANCIAL HIGHLIGHTS FOR VCA-10
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)
                                  (UNAUDITED)


                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,               YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
                                    2000      1999      1998      1997      1996      1995
============================================================================================
INVESTMENT INCOME                 $ .0552   $ .1232   $ .0956   $ .0757   $ .0657   $ .0609
EXPENSES
  For investment management fee    (.0083)   (.0172)   (.0177)   (.0154)   (.0118)   (.0094)
  For administrative expenses      (.0250)   (.0513)   (.0530)   (.0461)   (.0354)   (.0282)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME               .0219 .    0547     .0249     .0142     .0185     .0233
CAPITAL CHANGES
  Change in net realized gain
    on investments                   .229     .2537     .8002    1.2761     .5085     .3850
  Net change in unrealized
    appreciation (depreciation)
    on investments                 (.2795)   (.2814)  (1.0426)    .3841     .5682     .4744
--------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
  Accumulation Value               (.0279)     .027   (0.2175)   1.6744    1.0952     .8827
Accumulation Unit Value
  Beginning of period              6.8222    6.7952    7.0127    5.3383    4.2431    3.3604
--------------------------------------------------------------------------------------------
End of period                     $6.7943   $6.8222   $6.7952   $7.0127   $5.3383   $4.2431
--------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
  AVERAGE NET ASSETS**               1.00%+    1.00%     1.00%     1.00%     1.00%     1.00%
--------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS**             .65%+     .79%      .36%      .24%      .39%      .61%
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                35%       82%       49%       47%       52%       45%
Number of Units Outstanding
  for Participants at end of
  period (000's omitted)           54,482    63,330    80,431    83,261    91,532    81,817
--------------------------------------------------------------------------------------------


*    Calculated by accumulating the actual per unit amounts daily.
**   These calculations exclude Prudential's equity in VCA-10.
+    Annualized
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing
Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       See Notes to Financial Statements


                                                   FINANCIAL STATEMENTS OF VCA-10

                                             STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                                             (UNAUDITED)


COMMON STOCK                                          VALUE          COMMON STOCK                                          VALUE
INVESTMENTS                              SHARES      [NOTE 2A]       INVESTMENTS                              SHARES      [NOTE 2A]
---------------------------------------------------------------      ---------------------------------------------------------------
AEROSPACE/DEFENSE - 2.1%                                             ELECTRONICS - 8.2%
Lockheed Martin Corp.                   310,900    $ 7,714,206       Harris Corp.                            146,000    $ 4,781,500
---------------------------------------------------------------      Micron Technology, Inc. (a)             102,200      8,999,987
AUTOS & TRUCKS - 1.5%                                                Motorola, Inc.                          153,700      4,466,906
General Motors Corp.                     65,260      3,789,159       National Semiconductor Corp. (a)         73,980      4,198,365
Tower Automotive, Inc. (a)              147,600      1,845,000       SCI Systems, Inc. (a)                    93,000      3,644,438
                                       --------    -----------       Tellabs, Inc. (a)                        61,900      4,236,281
                                        212,860      5,634,159                                              --------    -----------
---------------------------------------------------------------                                              630,780     30,327,477
CHEMICALS - 3.8%                                                     ---------------------------------------------------------------
Agrium, Inc.                            179,200      1,545,600       FINANCIAL SERVICES - 5.2%
Crompton Corp.                          302,700      3,708,075       Chase Manhattan Corp.                    93,600      4,311,450
Cytec Industries, Inc. (a)              136,100      3,359,969       Citigroup, Inc.                         102,198      6,157,430
Praxair, Inc.                           149,600      5,600,650       Federal Home Loan
                                       --------    -----------         Mortgage Corp.                         62,800      2,543,400
                                        767,600     14,214,294       Washington Mutual, Inc.                 215,800      6,231,225
---------------------------------------------------------------                                             --------    -----------
COMPUTER - 3.9%                                                                                              474,398     19,243,505
Compaq Computer Corp.                   266,500      6,812,406       ---------------------------------------------------------------
Hewlett-Packard Co.                      32,500      4,058,438       FOODS/BEVERAGES - 2.6%
International Business                                               Diageo PLC SA ADR                       164,100      5,835,806
  Machines Corp.                         33,600      3,681,300       Sara Lee Corp.                          195,100      3,767,869
                                       --------    -----------                                              --------    -----------
                                        332,600     14,552,144                                               359,200      9,603,675
---------------------------------------------------------------      ---------------------------------------------------------------
COMPUTER RELATED - 7.5%                                              HEALTHCARE - 9.6%
3Com Corp. (a)                           86,400      4,978,800       Abbott Laboratories                     147,285      6,563,388
Computer Associates                                                  HCA-The Healthcare Corp.                201,300      6,114,487
  International, Inc.                   116,000      5,937,750       Tenet Healthcare Corp. (a)              266,800      7,203,600
Compuware Corp. (a)                     226,100      2,345,788       UnitedHealth Group, Inc.                100,600      8,626,450
Electronic Data Systems Corp.           100,400      4,141,500       Wellpoint Health Networks,
Microsoft Corp. (a)                      57,400      4,592,000         Inc. (a)                              101,300      7,337,919
NCR Corp. (a)                            84,800      3,301,900                                              --------    -----------
Unisys Corp. (a)                        181,900      2,648,919                                               817,285     35,845,844
                                       --------    -----------       ---------------------------------------------------------------
                                        853,000     27,946,657       INSURANCE - 8.1%
---------------------------------------------------------------      Berkley (W.R.) Corp.                     86,000      1,612,500
CONSUMER SERVICES - 3.1%                                             Conseco, Inc.                           288,200      2,809,950
Cendant Corp. (a)                       294,400      4,121,600       Loews Corp.                             101,400      6,084,000
Convergys Corp. (a)                     142,500      7,392,187       Old Republic International Corp.        214,150      3,533,475
                                       --------    -----------       Torchmark Corp.                         238,400      5,885,500
                                        436,900     11,513,787       Trenwick Group, Inc.                    238,250      3,469,516
---------------------------------------------------------------      XL Capital Ltd. (Class `A' Stock)       124,314      6,728,495
DIVERSIFIED CONSUMER PRODUCTS - 4.7%                                                                        --------    -----------
Eastman Kodak Co.                       153,100      9,109,450                                             1,290,714     30,123,436
Philip Morris Companies, Inc.           181,100      4,810,469       ---------------------------------------------------------------
Procter & Gamble Co.                     62,500      3,578,125       MACHINERY - 0.6%
                                       --------    -----------       Applied Power, Inc.
                                        396,700     17,498,044       (Class `A' Stock)                        64,600      2,164,100
---------------------------------------------------------------      ---------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 1.1%                                     MEDIA - 2.0%
Honeywell International, Inc.           120,300      4,052,606       MediaOne Group, Inc. (a)                110,600      7,313,425
---------------------------------------------------------------      ---------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.3%                                 METALS - 2.8%
Avnet, Inc.                              22,100      1,309,425       Alcoa, Inc.                             176,600      5,121,400
---------------------------------------------------------------      Broken Hill Proprietary Co.,
                                                                     Ltd. ADR                                160,600      3,814,250


                                               SEE NOTES TO FINANCIAL STATEMENTS


                                                   FINANCIAL STATEMENTS OF VCA-10

                                             STATEMENT OF NET ASSETS AS OF JUNE 30, 2000
                                                            (UNAUDITED)


                                                                                                            PRINCIPAL
COMMON STOCK                                          VALUE                                                   AMOUNT       VALUE
INVESTMENTS                              SHARES      [NOTE 2A]                                                (OOO)       [NOTE 2A]
---------------------------------------------------------------      ---------------------------------------------------------------
METALS - (cont'd)                                                    SHORT-TERM INVESTMENT - 0.5%
The Carbide/Graphite                                                 REPURCHASE AGREEMENT
  Group, Inc. (a)                       351,400   $ 1,405,600          Bear, Stearns & Co., Inc., 6.53%
                                       --------   ------------         dated 6/30/00, due 7/03/00 in the
                                        688,600    10,341,250          amount of $1,992,083 (cost
---------------------------------------------------------------        $1,991,000), value of the
OFFICE EQUIPMENT & SUPPLIES - 1.3%                                     collateral including accrued
Xerox Corp.                             237,700     4,932,275          interest - $2,041,357                  $1,991    $1,991,000
---------------------------------------------------------------      ---------------------------------------------------------------
OIL & GAS - 10.8%                                                    TOTAL INVESTMENTS - 100.0%
Coastal Corp.                           166,600    10,141,775          (Cost $ 355,397,900)                           $371,732,142
Devon Energy Corp.                      113,900     6,399,756        ---------------------------------------------------------------
Kerr-McGee Corp.                         80,737     4,758,437        OTHER ASSETS, LESS LIABILITIES
Phillips Petroleum Co.                  108,200     5,484,387        Cash                                                      340
Royal Dutch Petroleum Co.               129,400     7,966,187        Dividends and Interest Receivable                     583,852
Texaco, Inc.                            103,100     5,490,075        Receivable for Investments Sold                     3,838,613
                                       --------    -----------       Payable for Pending Capital Transactions           (1,356,257)
                                        701,937    40,240,617        Payable for Investments Purchased                 ( 3,131,253)
---------------------------------------------------------------      ---------------------------------------------------------------
OIL & GAS SERVICES - 2.4%                                            LIABILITIES IN EXCESS
Baker Hughes, Inc.                      278,600     8,915,200        OF OTHER ASSETS -                                     (64,705)
---------------------------------------------------------------      ---------------------------------------------------------------
PAPER PRODUCTS - 2.3%                                                NET ASSETS - 100%                                $371,667,437
Georgia-Pacific  Group                  180,500     4,738,125        ---------------------------------------------------------------
Georgia-Pacific Corp.                                                Net Assets, representing:
  (Timber Group)                         97,100     2,099,787        Equity of Participants
Mead Corp.                               70,300     1,775,075          54,482,096 Accumulation Units at an
                                       --------    -----------         Accumulation Unit Value of
                                        347,900     8,612,987          $6.7943                                         370,166,886
---------------------------------------------------------------      Equity of Prudential Insurance
REGIONAL BANKS - 2.8%                                                  Company of America                                1,500,551
Bank One Corp.                          187,654     4,984,559                                                         ------------
PNC Financial Services Group            119,400     5,596,875                                                         $371,667,437
                                       --------    -----------       ---------------------------------------------------------------
                                        307,054    10,581,434        The following abbreviations are used in portfolio
---------------------------------------------------------------      descriptions:
RESTAURANTS - 1.5%                                                     ADR - American Depository  Receipt
Darden Restaurants, Inc.                333,900     5,425,875          PLC - Public Limited  Company
---------------------------------------------------------------        SA - Sociedad  Anomie (Spanish Corporation)
Retail - 1.1%                                                        (a) Non-income producing security.
Sears, Roebuck & Co.                    122,700     4,003,088
---------------------------------------------------------------
TELECOMMUNICATIONS - 7.3%
ALLTEL Corp.                             93,878     5,814,569
GTE Corp.                                86,000     5,353,500
Global Crossing, Ltd. (a)                47,500     1,249,844
Loral Space &
  Communications, Ltd. (a)              367,000     2,546,063
SBC Communications, Inc.                135,800     5,873,350
Sprint Corp. (FON Group)                120,600     6,150,600
                                       --------    -----------
                                        850,778    26,987,926
---------------------------------------------------------------
UTILITY - ELECTRIC 2.9%
PECO Energy Co.                         183,300     7,389,281
Southern Co.                            139,600     3,254,425
                                       --------    -----------
                                        322,900    10,643,706
---------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 99.5%
  (Cost: $ 353,406,900)                          $369,741,142
---------------------------------------------------------------


                                                 SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
             STATEMENT OF NET ASSETS AS OF JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
SIX MONTHS ENDED                                                  JUNE 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends (net of $26,753 foreign
    withholding tax)                                               $  3,014,452
  Interest                                                              171,030
--------------------------------------------------------------------------------
TOTAL INCOME                                                          3,185,482
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for
    Investment Management Fee                                           481,284
  Fees Charged to Participants for
    Administrative Expenses                                           1,443,370
--------------------------------------------------------------------------------
Total Expenses                                                        1,924,654
--------------------------------------------------------------------------------
INVESTMENT INCOME -- NET                                              1,260,828
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS -- NET [NOTE 2B]
  Realized Gain on Investments -- Net                                13,283,289
  Decrease in Unrealized Appreciation
    on Investments -- Net                                           (17,599,450)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (4,316,161)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $ (3,055,333)
================================================================================


                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

---------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED        YEAR ENDED
                                                 JUNE 30, 2000       DECEMBER 31, 1999
---------------------------------------------------------------------------------------
OPERATIONS
  Investment Income -- Net                        $ 1,260,828         $   3,815,161
  Realized Gain on Investments -- Net              13,283,289            21,727,366
  Decrease In Unrealized Appreciation on
    Investments -- Net                            (17,599,450)          (23,170,828)
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        (3,055,333)            2,371,699
---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In               17,107,984            57,561,612
  Withdrawals and Transfers Out                   (75,923,112)         (174,198,348)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 3b]                  (13,481)              (89,020)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS             (58,828,609)         (116,725,756)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]          (225,800)              (83,117)
---------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                      (62,109,742)         (114,437,174)
NET ASSETS
  Beginning of Period                             433,777,179           548,214,353
---------------------------------------------------------------------------------------
  End of Period                                  $371,667,437         $ 433,777,179
=======================================================================================


                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1: GENERAL
        The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). The Account's investment objective is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITIES VALUATION

        EQUITY SECURITIES
        Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

        FIXED INCOME SECURITIES
        Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

        SHORT-TERM INVESTMENTS
        Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

NOTES TO FINANCIAL STATEMENTS OF VCA-10 (UNAUDITED)
--------------------------------------------------------------------------------

        B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
        Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the exdividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        C. REPURCHASE AGREEMENTS
        Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the `loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

        D. TAXES
        The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: CHARGES

        A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

        B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTES TO FINANCIAL STATEMENTS OF VCA-10 (UNAUDITED)
--------------------------------------------------------------------------------

        C. For the six months ended June 30, 2000 and the year ended December 31, 1999, Prudential has advised the Account that they received deferred sales charges of $7,677 and $10,420, respectively.

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES
        For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $134,342,139 and $184,769,416, respectively.

NOTE 5: UNIT TRANSACTIONS
        The number of Accumulation Units issued and redeemed for the six months ended June 30, 2000 and the year ended December 31, 1999 are as follows:

                                             2000                1999
                  ------------------------------------------------------
                  Units issued             2,743,234           8,372,387
                  ------------------------------------------------------
                  Units redeemed          11,590,719          26,439,756
                  ------------------------------------------------------

NOTE 6: NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
        The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7: RELATED PARTY TRANSACTIONS
        For the six months ended June 30, 2000, Prudential Securities Incorporated, wholly owned subsidiary of Prudential, earned $2,844 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the six months ended June 30, 2000, Prudential has advised the Account that it received $12,143 in loan origination fees.

NOTE 8: PARTICIPANT LOANS
        Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the six months ended June 30, 2000, $1,058,490 in participant loans were withdrawn from VCA-10 and $822,170 of principal and interest was repaid to VCA-10. For the year ended December 31, 1999, $2,395,948 in participant loans was withdrawn from VCA-10 and $1,733,215 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

                     (This page left intentionally blank.)

================================================================================

                         THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

          JOHN R.STRANGFELD                       W.SCOTT MCDONALD, JR., PH.D.
          Chairman,                               Vice President,
          The Prudential Series Fund, Inc.        Kaludis Consulting Group
          The Prudential Variable Contract
               Accounts 10;11

          SAUL K. FENSTER, PH.D.                  JOSEPH WEBER,PH.D.
          President,                              Vice President,
          New Jersey Institute of Technology      Interclass (international
                                                  corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:


                                     [phone]
                                  (800)778-2255
                          8 A.M.- MIDNIGHT EASTERN TIME


If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                     [phone]
                                  (800)458-6333
                           8 A.M.- 8 P.M.EASTERN TIME


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STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S.dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.


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================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


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In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.


The Prudential Insurance Company of America                         ------------
30 Scranton Office Park                                              PRSRT.STD.
Scranton, PA 18507-1789                                             U.S. POSTAGE
(800) 458-6333                                                          PAID
                                                                      SUMMIT NJ
                                                                    Permit # 657
                                                                    ------------







UNION BUG                     Printed in the U.S.A.               MD.RS.007.0700
  M1095                        on recycled paper.          INST-20000915-A004795